DELAWARE GROUP® TAX-FREE FUND
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

VOYAGEUR MUTUAL FUNDS
Delaware National High-Yield Municipal Bond Fund

(each, a “Fund” and together, the “Funds”)

Supplement to the Funds’ Statutory Prospectus dated December 29, 2021

On March 2, 2022, the Board of Trustees unanimously approved a proposal to update current guidelines for certain tax-free municipal bond funds to clearly define an upper limit of 20% exposure to high yield securities. These changes will take effect approximately forty-five (45) days after the date of this Supplement.

The following replaces the information in the section entitled “Fund summaries – Delaware Tax-Free USA Fund – What are the Fund’s principal investment strategies?”

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities the income from which is exempt from federal income tax, including the federal alternative minimum tax. This is a fundamental investment policy that may not be changed without prior shareholder approval.

The Fund will invest primarily in municipal debt obligations that are issued by state and local governments to raise funds for various public purposes such as hospitals, schools, and general capital expenses. The Fund may invest up to 20% of its net assets in high yield fixed income securities (junk bonds). The Fund will invest its assets in securities with maturities of various lengths, depending on market conditions, but will typically have a dollar-weighted average effective maturity of between 5 and 30 years. The Manager will adjust the average maturity of the bonds in the portfolio to attempt to provide a high level of tax-exempt income consistent with preservation of capital. The Fund’s income level will vary depending on current interest rates and the specific securities in the portfolio. The Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit its investment needs. The types of municipal debt obligations in which the Fund may invest include, but are not limited to, advance refunded bonds, revenue bonds, general obligation bonds, insured municipal bonds, private activity bonds, municipal leases, and certificates of participation.

The following replaces the information in the section entitled “Fund summaries – Delaware Tax-Free USA Intermediate Fund – What are the Fund’s principal investment strategies?”

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities the income from which is exempt from federal income tax, including the federal alternative minimum tax. This is a fundamental investment policy that may not be changed without prior shareholder approval.

The Fund will invest primarily in municipal debt obligations that are issued by state and local governments to raise funds for various public purposes such as hospitals, schools, and general capital expenses. The Fund may invest up to 20% of its net assets in high yield fixed income securities (junk bonds). The Fund will invest its assets in securities with maturities of various lengths, depending on market conditions, but will typically have a dollar-weighted average effective maturity of between 3 and 10 years. The Manager will adjust the average maturity of the bonds in the portfolio to attempt to provide a high level of tax-exempt income consistent with preservation of capital. The Fund’s income level will vary depending on current interest rates and the specific securities in the portfolio. The Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit its investment needs. The types of municipal debt obligations in which the Fund may invest include, but are not limited to, advance refunded bonds, revenue bonds, general obligation bonds, insured municipal bonds, private activity bonds, municipal leases, and certificates of participation.

The following replaces the information in the section entitled “How we manage the Funds – The securities in which the Funds typically invest – Tax-exempt obligations – How the Funds use them:”.

Tax-exempt obligations

How the Funds use them: Under normal conditions, each Fund (except for Delaware National High-Yield Municipal Bond Fund) may invest without limit in tax-exempt investment grade debt obligations. Tax-exempt investment grade debt obligations are bonds rated in the top four quality grades by Standard & Poor's (S&P) or similarly rated by another nationally recognized statistical rating organization (NRSRO), or in unrated tax-exempt obligations if, in the Manager's opinion, they are equivalent in quality to being rated in the top four quality grades. These bonds may include general obligation bonds and revenue bonds.

Delaware National High-Yield Municipal Bond Fund may invest without limit in below-investment-grade debt obligations, typically referred to as high-yield or junk bonds. Each Fund (other than Delaware National High-Yield Municipal Bond Fund) may invest up to 20% of its net assets in high-yield bonds. High-yield or junk bonds are bonds that are rated below the top four quality grades by S&P or similarly rated by another NRSRO or, in the case of unrated tax-exempt obligations, if, in the Manager's opinion, they are equivalent in quality to being rated below the top four quality grades. High-yield bonds may include general obligation bonds and revenue bonds.

Delaware National High-Yield Municipal Bond Fund may invest all or a portion of its assets in higher grade securities if the Manager determines that abnormal market conditions make investing in lower-rated securities inconsistent with shareholders' best interests.

The following replaces the information in the section entitled “How we manage the Funds – The securities in which the Funds typically invest – High-yield, high-risk municipal bonds (junk bonds) – How the Funds use them:”.

High yield, high-risk municipal bonds (junk bonds)

How the Funds use them: Each Fund (except for Delaware National High-Yield Municipal Bond Fund) may invest up to 20% of its net assets in high yield fixed income securities (junk bonds). Delaware National High-Yield Municipal Bond Fund may invest without limit in high yield fixed income securities (junk bonds).

The following replaces the information in the section entitled “How we manage the Funds – The securities in which the Funds typically invest – Inverse floaters – How the Funds use them:”.

Inverse floaters

How the Funds use them: Each Fund (except for Delaware National High-Yield Municipal Bond Fund) may invest up to 25% of its net assets in inverse floaters when the underlying bond is tax-exempt. However, a Fund's investments in taxable securities (including investments in inverse floaters on taxable securities and taxable high-yield securities) are limited to 20% of the Fund's net assets.

Delaware National High-Yield Municipal Bond Fund may invest up to 25% of its net assets in inverse floaters.

Where a Fund has invested in inverse floaters that are deemed to be borrowings, the Fund will designate cash and liquid securities in an amount sufficient to terminate the inverse floater program, and will adjust the value of those designated assets on a daily basis.

The following replaces the information in the section entitled “How we manage the Funds – The securities in which the Funds typically invest – Futures and options – How the Funds use them:”.

Futures and options

How the Funds use them: The Funds may invest in futures, options, and closing transactions related thereto. These activities will not be entered into for speculative purposes, but rather for hedging purposes and to facilitate the ability to quickly deploy into the market a Fund's cash, short-term debt securities, and other money market instruments at times when the Fund's assets are not fully invested. Each Fund may only enter into these transactions for hedging purposes if it is consistent with its investment objective and policies.

A Fund may invest up to an aggregate of 20% of its net assets in futures, options, swaps, and other taxable instruments including taxable securities rated below investment grade.

At times when the Manager anticipates adverse conditions, it may want to protect gains on securities or swap agreements for a Fund without actually selling them. The Manager might use futures or options on futures to seek to neutralize the effect of any price declines, without selling the securities or swap agreements.

Use of these strategies can increase the operating costs of the Funds and can lead to loss of principal.

The following replaces the information in the section entitled “How we manage the Funds – The securities in which the Funds typically invest – Interest rate swap, index swap, and credit default swap agreements – How the Funds use them:”.

Interest rate swap, index swap, and credit default swap agreements

How the Funds use them: Each Fund may use interest rate swaps to adjust its sensitivity to interest rates by changing its duration. Each Fund may also use interest rate swaps to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that a Fund invests in and also as a substitute for futures, options, or forward contracts if such contracts are not directly available to the Fund on favorable terms. A Fund enters into credit default swaps in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.

Each Fund may invest up to an aggregate of 20% of its net assets in futures, options, swaps (subject to its 15% limitation on the aggregate notional amount of credit default swaps when the Fund is selling protection on a security or purchasing protection on a security that the Fund does not own), and other taxable investments (including taxable high-yield fixed income securities (bonds)).

At times when the Manager anticipates adverse conditions, the Manager may want to protect gains on securities without actually selling them. The Manager might use swaps to seek to neutralize the effect of any price declines without selling the securities.

Use of these strategies can increase the operating costs of the Funds and can lead to loss of principal.

The following replaces the information in the section entitled “How we manage the Funds – The securities in which the Funds typically invest – Municipal leases and certificates of participation – How the Funds use them:”.

Municipal leases and certificates of participation

How the Funds use them: Each Fund may invest without limit in investment grade municipal lease obligations (primarily through COPs), which are rated in the top four quality grades by S&P, similarly rated by another NRSRO, or those that are deemed to be of comparable quality by the Manager.

Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund may also invest up to 20% their respective net assets in high-yield fixed income securities (junk bonds) or similarly rated by another NRSRO. Delaware National High-Yield Municipal Bond Fund may invest in high-yield fixed-income securities without limit.

As with a Fund's other investments, the Manager expects the Fund's investments in municipal lease obligations to be exempt from regular federal income tax. Each Fund will rely on the opinion of the bond issuer's counsel for a determination of the bond's tax-exempt status.

A feature that distinguishes COPs from municipal debt is that leases typically contain a “nonappropriation” or “abatement” clause. This means that the municipality leasing the property or facility must use its best efforts to make lease payments, but may terminate the lease without penalty if its legislature or other appropriating body does not allocate the necessary money. In such a case, the creator of the COP, or its agent, is typically entitled to repossess the property. In many cases, however, the market value of the property will be less than the amount the municipality was paying.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Funds.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated March 8, 2022.